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                                                                  EXHIBIT 10.5.1


                                                       -------------------------
                                                       Name of Subscriber



                               AMENDMENT NO. 1 TO
                             SUBSCRIPTION AGREEMENT


RCH Holdings, Inc.
700 N. Pearl Street, Suite 200
Dallas, Texas 75201
Attention: Todd Doshier

Gentlemen:

         WHEREAS, the undersigned (the "Subscriber") is a party to that certain Subscription Agreement (the "Subscription Agreement") attached hereto as ANNEX A, pursuant to which Subscriber has agreed to purchase that number of shares of common stock, no par value per share, of RCH Holdings, Inc., a Texas corporation (the "Company"), all as set forth in the Subscription Agreement; and

         WHEREAS, the Company and Subscriber desire to amend certain terms of the Subscription Agreement as provided herein.

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Subscriber hereby agree to amend the Subscription Agreement as provided herein. All capitalized terms not otherwise defined herein, shall have the meaning given such terms in the Subscription Agreement.

         1.       AMENDMENTS.

                  a. Section 5(b)(iii) of the Subscription Agreement is hereby deleted in its entirety.

                  b. Section 1(e) of EXHIBIT B to the Subscription Agreement is hereby amended in its entirety to read as follows:

                                    "(e) FURTHER ASSURANCES. The Employee
                                    Subscriber shall lend such assistance as may be reasonably requested by the Company without charge, in connection with any proceedings relating to such letters of patent, trade secrets, copyright or application thereof, as may be determined by the Company to be reasonably necessary. In such case, the Company will reimburse expenses which the Employee Subscriber may reasonably incur in assisting the Company or any of its affiliates to obtain, assert, defend and protect such letters of patent, trade secrets, copyright or other protection."


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                  c.       If applicable, the last 20 words of Section 4 of
                           EXHIBIT B to the Subscription Agreement, regarding restrictions on competition, are deleted in their entirety and replaced with the following:

                                    "facilities-based intra-building provider of enhanced telecommunications services, without the prior written consent of the Company, which consent may be granted or withheld at the Company's sole discretion."

         2.       MISCELLANEOUS.

                  a. REAFFIRMATION. Except as expressly modified hereby, Subscriber hereby reaffirms each and every provision set forth in the Subscription Agreement and, except as modified hereby, Subscriber acknowledges and agrees that each provision and obligation therein continues in full force and effect. References to the "Agreement" in the Subscription Agreement shall hereinafter be deemed to mean such agreement as amended by this Amendment No. 1 to the Subscription Agreement (the "Amendment")

                  b. ADDITIONAL PROVISIONS. Sections 11 through 18, inclusive, of the Subscription Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.

                  c. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but both of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]



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                                 SIGNATURE PAGE

EXECUTED this       day of November, 1998 at
              -----                          -----------------------------------


Subscriber's Address:

                                          --------------------------------------
---------------------                     (Signature of Subscriber)


---------------------                     --------------------------------------
                                          (Printed Name of Subscriber)

---------------------
                                          Social Security Number:
                                                                 ---------------


Subscriber's Spouse's Address:
(If different from Subscriber's
Address)
                                          --------------------------------------
                                          (Signature of Subscriber's Spouse)
---------------------


---------------------                     --------------------------------------
                                          (Printed Name of Subscriber's Spouse)

---------------------                     Social Security Number of
                                          Subscriber's Spouse:
                                                              ------------------

Approved and Accepted as of

                      , 19
----------------------    --

RCH HOLDINGS, INC.


By:
   ----------------------------------------
   Todd C. Doshier, Chief Financial Officer

ALLIED RISER COMMUNICATIONS HOLDINGS, INC.


By:
   ----------------------------------------
   Todd C. Doshier, Chief Financial Officer



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